EXHIBIT 23(c)

                     CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


          Motors Mechanical Reinsurance Company, Limited:


          We hereby consent to the use in the Registration Statement of Motors Mechanical Reinsurance Company, Limited on Form S-2 registering 12,000 shares of Participating Stock, of our report dated February 27, 1995 appearing in the Prospectus included in such Registration Statement, and reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.




                                        s/DELOITTE & TOUCHE


          Bridgetown, Barbados
          April 18, 1995